Exhibit 4.1

DEN 12359

THIS CERTIFICATE IS TRANSFERABLE IN DENVER, CO AND NEW YORK, NY

CANYON RESOURCES CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 138869 30 0

This Certifies That

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

CANYON RESOURCES CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CANYON RESOURCES CORPORATION CORPORATE SEAL DELAWARE

Richard T. Phillips

RICHARD T. PHILLIPS, TREASURER

Richard H. De Voto

RICHARD H. DE VOTO, PRESIDENT

Countersigned and Registered:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596
Denver, Colorado 80201
Transfer Agent and Registrar

By

Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian

TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

For Value Received                                                                                  hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                                         Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                                                                                                                                                         Attorney to transfer the sold stock on the books of the within named Corporation, with full power of substitution in the premises.
Dated                                         , 20

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	NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.
Signature(s) Guaranteed:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
BROKERS, SAVINGS AND LOANS ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Canyon Resources Corporation (the “Company”) and American Securities Transfer & Trust, Inc. (the “Rights Agent”), dated as of March 20, 1997 (the “Rights Agreement”), the terms of which are incorporated herein by this reference and a copy of which is on file at the principal offices of the company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such person or by any subsequent holder, may become null and void.